                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                      GREAT WESTERN FINANCIAL CORPORATION

                                       TO

                            H. F. AHMANSON & COMPANY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  As set forth under "The Offer--Procedure for Tendering" in the Prospectus,
dated [    ], 1997 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) of certificates for shares of Common Stock, par value $1.00 per share (the "Shares"), of Great Western Financial Corporation, a Delaware corporation ("Great Western"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer--Procedure for Tendering" in the Prospectus.

                      The Exchange Agent for the Offer is:

                                       []

        By Mail:         By Facsimile Transmission:    By Hand or Overnight
                         (for Eligible Institutions         Delivery:
                                   only)


        [     ]

                                                             [     ]
                                Fax: [     ]

                  Confirm Facsimile Transmission by Telephone:

                                  [     ]

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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 LADIES AND GENTLEMEN:

   The undersigned hereby tenders to H. F. Ahmanson & Company, a Delaware corporation, upon the terms and subject to the conditions set forth in the
 Prospectus dated [   ], 1997, as amended from time to time, and in the
 related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares shown in the Box below pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus.

 Shares ____________________________________________________________________

 Certificate No(s). for Shares (if available) ______________________________

 Name(s) of Record Holder(s) _______________________________________________

 ___________________________________________________________________________
                             (Please Type or Print)
 ___________________________________________________________________________

 Address(es) _______________________________________________________________
                                                                   (Zip Code)
 Area Code and Tel. No(s). _________________________________________________

 Check ONE box if Shares will be tendered by book-entry transfer.

 [_][]

 [_][]

 [_][]

 Signature(s) ______________________________________________________________

 ___________________________________________________________________________

 Account Number ____________________________________________________________

 Dated ____________ , 1997

                     THE GUARANTEE BELOW MUST BE COMPLETED.
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a financial institution which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) has (have) a "net long position" in the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (b) to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Exchange Agent's accounts at [
                      ], in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.

 Name of Firm ______________________________________________________________

 ___________________________________________________________________________
                             (Authorized Signature)
 Address ___________________________________________________________________
                                                                   (Zip Code)
 Area Code and Tel. No. ____________________________________________________

 Name ______________________________________________________________________
                             (Please Type or Print)
 Title _____________________________________________________________________

 Date _____________ , 1997

 NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.